                                    COLONIAL
                           HIGH YIELD SECURITIES FUND

                               [Graphic Omitted]

                                  ANNUAL REPORT
                                DECEMBER 31, 1996

-------------------------------------
  NOT FDIC-         MAY LOSE VALUE
  INSURED           NO BANK GUARANTEE
-------------------------------------

                 COLONIAL HIGH YIELD SECURITIES FUND HIGHLIGHTS
                       JANUARY 1, 1996 - DECEMBER 31, 1996

INVESTMENT OBJECTIVE: Colonial High Yield Securities Fund seeks high current income and total return by investing primarily in lower rated corporate debt securities.

THE FUND IS DESIGNED TO OFFER:
  |X| High current income and total return potential
  |X| Diversification and thorough credit analysis
  |X| Management by experienced high yield specialists

PORTFOLIO MANAGER COMMENTARY: "We continued to seek value by focusing on the upper end of the high yield universe. The Fund remained invested in bonds with higher quality, better liquidity and lower volatility than many of its competitors. This strategy is designed to produce attractive total returns while protecting the Fund's shareholders against high levels of risk. We expect that this portion of the high yield universe will fare well in an economic environment characterized by moderate growth and low inflation."-- Andrea Feingold

                 COLONIAL HIGH YIELD SECURITIES FUND PERFORMANCE
-------------------------------------------------------------------------------
                                              CLASS A       CLASS B     CLASS D
Inception dates                               11/3/71*      6/8/92      1/15/96
-------------------------------------------------------------------------------
Distributions declared per share               $0.615       $0.564      $0.544**
-------------------------------------------------------------------------------
SEC yields on December 31, 1996***              8.27%        7.92%       7.83%
-------------------------------------------------------------------------------
12-month total returns, assuming reinvestment  12.21%       11.38%         --
of all distributions and no sales charge or
contingent deferred sales charge (CDSC)
-------------------------------------------------------------------------------
Net asset value per share on December
   31, 1996                                     $6.92        $6.92       $6.92
-------------------------------------------------------------------------------

  * Colonial High Yield Securities Fund adopted its current investment policies on 3/19/80.
 ** Distributions declared are cumulative since inception.
*** The 30-day SEC yields on December 31, 1996, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.

TOP FIVE BOND HOLDINGS                TOP FIVE SECTORS
(as of 12/31/96)                      (as of 12/31/96)
-------------------------------------------------------------------------------
US Air, Inc.                 2.7%     Manufacturing            14.6%
Owens - Illinois, Inc.       2.5%     Trans., Elec., Gas
Pathmark Stores, Inc.        2.3%      & Sanitation Services   11.9%
Cablevision Systems Corp.    2.2%     Hotels/Gaming            10.1%
Revlon, Inc.                 2.1%     Mining & Energy           8.4%
                                      Telecommunications        8.2%

Portfolio holdings and sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these portfolio holdings and sector breakdown. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

[Photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the fiscal year ended December 31, 1996. This report reflects on the investment environment of the past 12 months and on the performance of your Fund.

While the Federal Reserve Board lowered short-term interest rates early in the period, stronger than expected economic reports in February 1996 brought the Fed's easing trend to a halt. As a result, long-term interest rates were rising during most of the period, having a negative effect on fixed income investments. However, with recent statistics suggesting an easing pace of economic activity and a continued benign inflation outlook, we are hopeful that bond market volatility will be somewhat reduced in the months ahead.

There was some good news for the tax-exempt sector. Low supply and strong retail market support enabled municipal bonds to outperform Treasury bonds for much of the year. The post-election conditions should promote a period of stability for the tax-exempt market as the flat tax initiative is now a receding memory.

In the domestic stock market, generally favorable conditions prevailed until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records. Internationally, the Tiger countries of the Pacific Rim continue to offer a good combination of growth and value. In the European markets, short-term interest rates continue to be much lower than long-term rates. We expect these conditions to prevail until we see an increase in economic activity.

Our economic expectations include growth continuing at a slower, but more sustainable rate, and our outlook for 1997 is relatively bright.

The following report will provide you with specific information on your Fund's performance as well as an in-depth discussion with your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

    Respectfully,

/s/ Harold W. Cogger

    Harold W. Cogger
    President
    February 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

ANDREA FEINGOLD is portfolio manager of Colonial High Yield Securities Fund. Ms. Feingold is Vice President of Colonial Management Associates, Inc. and is a Chartered Financial Analyst.

Q. WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING 1996?
A. We retained our value-oriented focus over the course of the year, managing the Fund with the goal of maximizing total return while protecting against risk by increasing investments in higher quality, high yield bonds. We believe these bonds are less volatile, have better liquidity and will retain their value better than lower quality bonds.

Q. WHAT IMPACT DID THE INVESTMENT ENVIRONMENT HAVE ON THE FUND DURING THE YEAR?
A. High yield bonds outperformed most sectors of the fixed income market, reflecting the volatile investment environment that characterized 1996. Stronger than expected economic reports early in the year sent interest rates higher and fostered fears of inflation, a negative factor for many types of bonds whose performance is closely linked to the level of interest rates. However, prospects for a stronger economy generated positive expectations for the high yield bond market, since the high yield market tends to trade on the merits of a companies' financial performance and future growth prospects rather than on changes in interest rates. We focused on companies and industries that we believed would benefit from improving economic conditions such as higher levels of corporate and consumer spending.

Q. WHAT INVESTMENTS HELPED THE FUND'S PERFORMANCE DURING THE PERIOD?
A. Investments in the telecommunications industries were positive contributors. The Fund's holdings in satellite communications benefited from both a strengthening economy and the Telecommunications Reform Act (the Act) signed in February 1996, that opened the communication delivery market to more participants. Investments in two satellite-based telecommunications companies, Echostar and Panamsat, generated positive returns for shareholders. Echostar benefited from evolving home video delivery channels and was able to capitalize on new consumer choices resulting from the Act. In addition, the company owns one of three satellite slots for U.S. communications delivery, and the Fund's holdings are secured by this valuable asset. Panamsat, the first operational commercial satellite company, was acquired by G.M. Hughes, an investment grade company, for $3 billion. This acquisition generated attractive returns for the Fund's holdings of Panamsat's bonds and preferred stock.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR 1997?
A. We expect that the economy will grow at a more moderate pace than in 1996 and inflation will remain in check. We anticipate that the high yield market will continue to enjoy attractive returns. However, slower economic growth would be expected to uncover some weakness in cyclical companies with heavy debt loads that are typically found in the lower quality spectrum of the high yield universe. Therefore, we believe that the Fund's focus on higher quality bonds should position it with the potential to generate attractive returns in the coming year.

           COLONIAL HIGH YIELD SECURITIES FUND INVESTMENT PERFORMANCE
                    VS. THE CS FIRST BOSTON HIGH YIELD INDEX
               Change in Value of $10,000 from 12/31/86 - 12/31/96
                     Based on NAV and MOP for Class A Shares


-------------------------------------------------------------------------------

DATE           NAV            MOP            FIRST BOSTON
-------------------------------------------------------------------------------
Dec 31, 86     10,000          9,525         10,000
Mar 31, 87     10,588.77      10,085.80      10,608
Jun 30, 87     10,510.99      10,011.71      10,455
Sep 30, 87     10,426.01       9,930.775     10,408
Dec 31, 87     10,429.90       9,934.483     10,652
Mar 31, 88     11,043.06      10,518.51      11,258
Jun 30, 88     11,396.17      10,854.85      11,636
Sep 30, 88     11,634.62      11,081.98      11,841
Dec 31, 88     11,785.71      11,225.89      12,107
Mar 31, 89     11,988.88      11,419.41      12,318
Jun 30, 89     12,324.26      11,738.86      12,762
Sep 30, 89     12,179.77      11,601.23      12,498
Dec 31, 89     11,792.58      11,232.43      12,154
Mar 31, 90     11,230.78      10,697.32      11,840
Jun 30, 90     11,785.60      11,225.79      12,519
Sep 30, 90     10,565.87      10,063.99      11,387
Dec 31, 90     10,040.64       9,563.71      11,378
Mar 31, 91     11,573.47      11,023.73      13,486
Jun 30, 91     12,665.63      12,064.01      14,485
Sep 30, 91     13,677.25      13,027.58      15,594
Dec 31, 91     14,446.96      13,760.73      16,358
Mar 31, 92     15,923.26      15,166.90      17,696
Jun 30, 92     16,497.16      15,713.54      18,130
Sep 30, 92     17,243.49      16,424.43      18,785
Dec 31, 92     17,502.35      16,670.99      19,082
Mar 31, 93     18,590.30      17,707.26      20,412
Jun 30, 93     19,566.10      18,636.71      21,205
Sep 30, 93     19,927.46      18,980.90      21,731
Dec 31, 93     20,948.96      19,953.88      22,690
Mar 31, 94     21,000.86      20,003.31      22,448
Jun 30, 94     20,867.25      19,876.06      22,125
Sep 30, 94     20,919.70      19,926.02      22,478
Dec 31, 94     20,877.04      19,885.38      22,469
Mar 31, 95     21,764.39      20,730.58      23,526
Jun 30, 95     22,875.77      21,789.17      24,890
Sep 30, 95     23,655.95      22,532.29      25,638
Dec 31, 95     24,560.84      23,394.20      26,375
Mar 31, 96     24,994.25      23,807.02      26,945
Jun 30, 96     25,331.21      24,127.98      27,370
Sep 30, 96     26,637.23      25,371.96      28,398
Dec 31, 96     27,560.43      26,251.31      29,650


A hypothetical $10,000 investment in Class B shares made on 6/8/92 at net asset value (NAV) would have been valued at $16,241 on 12/31/96. The same investment after deducting the applicable contingent deferred sales charge (CDSC) would have grown to $16,041 on 12/31/96. A $10,000 investment in Class D shares made on 1/15/96 at NAV would have been valued at $11,056 on 12/31/96. The same investment after deducting the maximum sales charge and applicable CDSC would be valued at $10,845 on 12/31/96. The CS First Boston High Yield Index is an unmanaged index that tracks the performance of high yield income funds. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                As of December 31, 1996 (Most Recent Quarter End)

-------------------------------------------------------------------------------
                    CLASS A SHARES       CLASS B SHARES      CLASS D SHARES
INCEPTION              11/3/71*              6/8/92             1/15/96**
                     NAV      MOP        NAV     W/CDSC     NAV    MOP W/CDSC
-------------------------------------------------------------------------------
1 YEAR             12.21%    6.88%      11.38%    6.38%      --        --
-------------------------------------------------------------------------------
5 YEARS            13.79%   12.69%         --      --        --        --
-------------------------------------------------------------------------------
10 YEARS           10.67%   10.13%         --      --        --        --
-------------------------------------------------------------------------------
SINCE INCEPTION/
CHANGE IN POLICY*  12.88%   12.56%      11.20%   10.89%     10.56%     8.45%
-------------------------------------------------------------------------------

 * Colonial High Yield Securities Fund adopted its current investment policies on 3/19/80.
** Performance is cumulative for fund shares less than one year old.

Return and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. MOP returns include the maximum sales charge of 4.75% for Class A and 1% for Class D. The CDSC returns reflect the maximum charge of 5% for one year and 2% since inception for Class B and 1% for Class D.

                              INVESTMENT PORTFOLIO
                        DECEMBER 31, 1996 (IN THOUSANDS)

  BONDS & NOTES - 91.4%                                   PAR       VALUE
  --------------------------------------------------------------------------
  CORPORATE FIXED INCOME BONDS & NOTES - 91.0%
  --------------------------------------------------------------------------
  AEROSPACE - 1.0%
   UNC, Inc.,
                                11.000%  06/01/06      $  8,400    $   8,988
                                                                   ---------
  --------------------------------------------------------------------------
  CONSTRUCTION - 1.7%
   SPECIAL TRADE CONTRACTORS
   Building Materials Corp. of America,
    stepped coupon, (11.750% 07/01/99)
                                (a)      07/01/04        18,500       16,049
                                                                   ---------
  --------------------------------------------------------------------------
  MANUFACTURING - 30.2%
   CHEMICALS & ALLIED PRODUCTS - 5.2%
   Agricultural Minerals Co.,
                                10.750%  09/30/03         9,050        9,649
   Applied Extrusion Technologies, Inc.,
                                11.500%  04/01/02         7,000        7,315
   Energy Ventures, Inc.,
                                10.250%  03/15/04         3,850        4,168
   Revlon Consumer Products Corp.,
                                10.500%  02/15/03        12,000       12,600
   Revlon Worldwide Corp.,
                                (b)      03/15/98         8,000        6,880
   Sterling Chemicals, Inc.,
                                11.750%  08/15/06         3,000        3,165
   Trans-Resources Corp.,
                                11.875%  07/01/02         5,000        5,050
                                                                   ---------
                                                                      48,827
                                                                   ---------
   ELECTRONIC & ELECTRICAL EQUIPMENT - 3.5%
   Delco Remy International, Inc.,
                                10.625%  08/01/06(c)      4,765        5,051
   K&F Industries, Inc.,
                                10.375%  09/01/04        12,595       13,288
   Unisys Corp.,
                                11.750%  10/15/04        14,000       14,945
                                                                   ---------
                                                                      33,284
                                                                   ---------
   FABRICATED METAL - 3.3%
   Earle M. Jorgensen & Co.,
                                10.750%  03/01/00         2,750        2,822
   Euramax International PLC,
                                11.250%  10/01/06(c)     12,750       13,196
   Ivaco, Inc.,
                                11.500%  09/15/05         1,500        1,500
   Kaiser Aluminum & Chemical Corp.,
                                10.875%  10/15/06(c)     10,125       10,733
   Renco Metals, Inc.,
                                11.500%  07/01/03         3,000        3,139
                                                                   ---------
                                                                      31,390
                                                                   ---------
   FOOD & KINDRED PRODUCTS - 2.5%
   Di Giorgio Corp.,
                                12.000%  02/15/03         4,000        4,120
   FoodBrands America, Inc.,
                                10.750%  05/15/06        11,760       12,524
   Gillett Holdings, Inc.,
                                12.250%  06/30/02         5,021        5,272
   Pilgrim's Pride Corp.,
                                10.875%  08/01/03         1,600        1,594
                                                                   ---------
                                                                      23,510
                                                                   ---------
   MACHINERY & COMPUTER EQUIPMENT - 1.1%
   IMO Industries, Inc.,
                                11.750%  05/01/06         3,380        3,160
   Shop Vac Corp.,
                                10.625%  09/01/03(c)      6,500        6,841
                                                                   ---------
                                                                      10,001
                                                                   ---------
   MEASURING & ANALYZING INSTRUMENTS - 0.4%
   Intertek Finance PLC,
                                10.250%  11/01/06(c)      3,625        3,770
                                                                    --------
   PAPER PRODUCTS - 4.2%
   Florida Coast Paper LLC,
                                12.750%  06/01/03         7,000        7,595
   Gaylord Container Corp.,
                                12.750%  05/15/05        15,200       16,834
   Stone Container Corp.,
                                10.750%  10/01/02        14,000       14,735
                                                                    --------
                                                                      39,164
                                                                    --------
   PETROLEUM REFINING - 1.6%
   Flores & Rucks, Inc.,
                                13.500%  12/01/04         6,000        7,170
   Texas Petrochemical Corp.,
                                11.125%  07/01/06         7,500        8,081
                                                                    --------
                                                                      15,251
                                                                    --------
   PRIMARY METAL - 2.9%
   Algoma Steel, Inc.,
                                12.375%  07/15/05        15,640       16,930
   Kaiser Aluminum & Chemical Corp.,
                                12.750%  02/01/03         6,000        6,428
   Wheeling-Pittsburgh Steel Corp.,
                                 9.375%  11/15/03         4,000        3,940
                                                                    --------
                                                                      27,298
                                                                    --------
   PRINTING & PUBLISHING - 0.1%
   Marvel Holdings, Inc.,
                                (b)      04/15/98(d)      4,100          656
                                                                    --------
   RUBBER & PLASTIC - 0.4%
   Berry Plastics Corp.,
                                12.250%  04/15/04         3,500        3,837
                                                                    --------
   STONE, CLAY, GLASS & CONCRETE - 2.6%
   Owens-Illinois, Inc.:
                                 9.950%  10/15/04        13,000       13,747
                                10.000%  08/01/02           900          946
                                10.500%  06/15/02         6,000        6,345
                                11.000%  12/01/03         2,000        2,225
   Safelite Glass Corp.,
                                 9.875%  12/15/06(c)      1,350        1,391
                                                                    --------
                                                                      24,654
                                                                    --------
   TRANSPORTATION EQUIPMENT - 2.4%
   Aftermarket Technology Corp.,
    Series B,
                                12.000%  08/01/04         7,500        8,381
   Collins & Aikman Products Co.,
                                11.500%  04/15/06        13,000       14,235
                                                                    --------
                                                                      22,616
                                                                    --------

  --------------------------------------------------------------------------
  MINING & ENERGY - 8.3%
   OIL & GAS EXTRACTION
   Falcon Drilling Co., Inc.,
    Series B,
                                 9.750%  01/15/01         5,500        5,761
   Forcenergy, Inc.,
                                 9.500%  11/01/06         6,825        7,115
   Gulf Canada Resources Ltd.,
                                 9.250%  01/15/04         4,500        4,759
   Mariner Energy Corp.,
                                10.500%  08/01/06(c)     11,250       11,925
   Maxus Energy Corp.,
                                11.250%  05/01/13           353          362
   Nuevo Energy Co.,
                                 9.500%  04/15/06         9,850       10,441
   Parker Drilling Corp.,
                                 9.750%  11/15/06(c)      8,000        8,400
   Santa Fe Energy Resources, Inc.,
                                11.000%  05/15/04         4,000        4,420
   TransTexas Gas Corp.,
                                11.500%  06/15/02        15,250       16,489
   United Meridian Corp.,
                                10.375%  10/15/05         8,000        8,780
                                                                    --------
                                                                      78,452
                                                                    --------
  --------------------------------------------------------------------------
  RETAIL TRADE - 7.1%
   APPAREL & ACCESSORY STORES - 0.7%
   William Carter, Inc.,
                                10.375%  12/01/06(c)      6,525        6,851
                                                                    --------
   BUILDING, HARDWARE & GARDEN SUPPLIES  - 1.4%
   ISP Holdings, Inc.,
                                 9.750%  02/15/02(c)     12,492       13,070
                                                                    --------
   FOOD STORES - 5.0%
   Pathmark Stores, Inc.:
                                 9.625%  05/01/03        12,000       11,490
                                11.625%  06/15/02         4,950        5,049
    stepped coupon, (10.750% 11/01/99)
                                (a)      11/01/03         7,150        4,648
   Ralphs Grocery Co.,
                                10.450%  06/15/04        12,000       12,750
   Smiths Food & Drug Centers,
                                11.250%  05/15/07         8,000        8,840
   Star Markets Co.,
                                13.000%  11/01/04         4,000        4,510
                                                                    --------
                                                                      47,287
                                                                    --------

  --------------------------------------------------------------------------
  SERVICES - 12.9%
   AMUSEMENT & RECREATION - 1.1%
   Alliance Gaming Corp.,
                                12.875%  06/30/03         6,000        6,405
   E&S Holdings Corp.,
                                10.375%  10/01/06(c)      3,475        3,640
                                                                   ---------
                                                                      10,045
                                                                   ---------
   BUSINESS SERVICES - 0.6%
   Darling International, Inc.,
                                11.000%  07/15/00           261          256
   Figgie International, Inc.,
                                 9.875%  10/01/99         1,800        1,872
   Pierce Leahy Corp.,
                                11.125%  07/15/06         3,000        3,285
                                                                   ---------
                                                                       5,413
                                                                   ---------
   HEALTH SERVICES - 1.4%
   OrNda Health Corp.,
                                11.375%  08/15/04        11,250       13,022
                                                                   ---------
   HOTELS, CAMPS & LODGING - 9.0%
   Aztar Corp.,
                                13.750%  10/01/04         3,000        3,210
   Eldorado Resorts LLC,
                                10.500%  08/15/06(c)     11,000       11,605
   HMH Properties, Inc.
                                 9.500%  05/15/05         8,500        8,872
   Harvey Casinos Resorts,
                                10.625%  06/01/06         9,250        9,874
   Majestic Star Casino LLC,
                                12.750%  05/15/03         5,125        5,509
   Showboat, Inc.,
                                13.000%  08/01/09        14,470       16,007
   Showboat Marina Partnership,
    Series B,
                                13.500%  03/15/03         3,000        3,300
   Station Casinos, Inc.,
                                10.125%  03/15/06        13,000       13,033
   Wyndham Hotel Corp.,
                                10.500%  05/15/06        12,500       13,312
                                                                   ---------
                                                                      84,722
                                                                   ---------
   PRIVATE HOUSEHOLDS - 0.8%
   Allied Waste North America,
                                10.250%  12/01/06(c)      6,750        7,087
                                                                   ---------
  TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES - 29.8%
   AIR TRANSPORTATION - 3.9%
   Continental Airlines, Inc.,
                                 9.500%  12/15/01         1,500        1,530
   Greenwich Air Services, Inc.,
                                10.500%  06/01/06         9,500       10,165
   U.S. Air, Inc.,
                                10.375%  03/01/13        24,154       25,181
                                                                   ---------
                                                                      36,876
                                                                   ---------
   BROADCASTING - 4.4%
   Allbritton Communications Co.,
                                11.500%  08/15/04         8,500        8,967
   NWCG Holding Corp.,
                                (b)      06/15/99        17,725       14,756
   Sullivan Broadcasting, Inc.,
                                10.250%  12/15/05         9,500        9,619
   Young Broadcasting Corp.,
                                10.125%  02/15/05         1,000        1,035
                                11.750%  11/15/04         6,000        6,600
                                                                   ---------
                                                                      40,977
                                                                   ---------
   CABLE - 6.4%
   Cablevision Systems Corp.,
                                 9.875%  04/01/23         8,250        8,147
   Comcast UK Cable Partners Ltd.,
    stepped coupon, (11.200% 11/15/00)
                               (a)       11/15/07         4,250        3,007
   Diamond Cable Communication PLC,
    stepped coupon, (11.750% 12/15/00)
                               (a)       12/15/05         3,000        2,130
   Groupe Videotron Ltd.,
                                10.625%  02/15/05(e)     10,000       11,000
   Insight Communications Co.,
                                11.250%  03/01/00         5,350        5,517
   International CableTel, Inc.:
    stepped coupon, (12.750% 04/15/00)
                               (a)       04/15/05         1,500        1,121
    stepped coupon, (11.500% 02/01/01)
                               (a)       02/01/06         7,000        4,742
   Marcus Cable Co.:
    stepped coupon, (13.500% 08/01/99)
                               (a)       08/01/04         5,000        4,088
    stepped coupon, (14.250% 06/15/00)
                               (a)       12/15/05         2,000        1,435
                                11.875%  10/01/05         6,500        6,971
   Rogers Cablesystems, Inc.,
                                10.000%  03/15/05         4,485        4,788
   Telewest Communication PLC,
    stepped coupon, (11.000% 10/01/00)
                               (a)       10/01/07         9,000        6,221
   Videotron Holding PLC,
    stepped coupon, (11.125% 07/01/99)
                               (a)       07/01/04         1,250        1,094
                                                                   ---------
                                                                      60,261
                                                                   ---------

   COMMUNICATIONS - 2.3%
   Brooks Fiber Properties, Inc.,
    stepped coupon, (11.875% 11/01/01)
                               (a)       11/01/06(c)      4,000        2,550
   Intermedia Communications of Florida, Inc.,
    stepped coupon, (12.500% 05/15/01)
                               (a)       05/15/06         3,000        1,973
   Lodgenet Entertainment Corp.,
                                10.250%  12/15/06(c)      2,000        2,000
   Sprint Spectrum L.P.,
    stepped coupon, (12.500% 08/15/01)
                               (a)       08/15/06        12,500        8,438
   Teleport Communications, Inc.,
    stepped coupon, (11.125% 07/01/01)
                               (a)       07/01/07         9,750        6,703
                                                                   ---------
                                                                      21,664
                                                                   ---------
   ELECTRIC, GAS & SANITARY SERVICES - 1.4%
   Mesa Operating Co.,
    stepped coupon, (11.625% 07/01/01)
                               (a)       07/01/06        19,000       13,158
                                                                   ---------
   ELECTRIC SERVICES - 0.2%
   California Energy Co., Inc.,
                                 9.500%  09/15/06         2,000        2,055
                                                                   ---------
   GAS SERVICES - 1.9%
   California Energy Co., Inc.,
                                 9.875%  06/30/03         5,750        5,980
   HS Resources, Inc.,
                                 9.250%  11/15/06(c)      9,000        9,247
   Midland Cogeneration Venture L.P.,
                                10.330%  07/23/02         2,483        2,647
                                                                   ---------
                                                                      17,874
                                                                   ---------
   MOTOR FREIGHT & WAREHOUSING - 0.4%
   Blue Bird Body Co.,
                                10.750%  11/15/06         1,375        1,437
   Ryder TRS, Inc.,
                                10.000%  12/01/06(c)      2,500        2,600
                                                                   ---------
                                                                       4,037
                                                                   ---------
   TELECOMMUNICATIONS - 8.9%
   Brooks Fiber Properties, Inc.,
    stepped coupon, (10.875% 03/01/01)
                               (a)       03/01/06         2,000        1,335
   EchoStar Satellite Broadcasting Corp.,
    stepped coupon, (13.125% 03/15/00)
                               (a)       03/15/04         7,500        5,662
   EchoStar Communications Corp.,
    stepped coupon, (12.875% 06/01/99)
                               (a)       06/01/04        15,500       12,865
   ICG Holding, Inc.,
    stepped coupon, (13.500% 09/15/00)
                               (a)       09/15/05        10,900        7,821
   IntelCom Group (USA), Inc.,
    stepped coupon, (12.500% 05/01/01)
                               (a)       05/01/06         2,000        1,335
   MFS Communications, Inc.,
    stepped coupon, (8.875% 01/15/01)
                               (a)       01/15/06         7,000        5,119
   Nextel Communications, Inc.,
    stepped coupon, (9.750% 02/15/99)
                               (a)       08/15/04         8,000        5,450
   Omnipoint Corp.,
                                11.625%  08/15/06         4,000        4,170
   Panamsat Corp., L.P.,
    stepped coupon, (11.375% 08/01/98)
                               (a)       08/01/03        16,000       14,840
   PriCellular Wireless Corp.,
    stepped coupon, (14.000% 11/15/97)
                               (a)       11/15/01         4,000        3,960
    stepped coupon, (12.250% 10/01/98)
                               (a)       10/01/03         3,165        2,722
                                10.750%  11/01/04(c)      4,000        4,165
   Shared Tech Fairchild, Inc.,
    stepped coupon, (12.250% 03/01/99)
                               (a)       03/01/06        11,000        9,185
   USA Mobile Communications Holdings, Inc.,
                                14.000%  11/01/04         1,500        1,697
   WinStar Communications, Inc.,
    stepped coupon, (14.000% 10/15/00)
                               (a)       10/15/05         5,600        3,423
                                                                   ---------
                                                                      83,749
                                                                   ---------
  TOTAL CORPORATE FIXED INCOME BONDS & NOTES
   (cost of $826,638)                                                855,895
                                                                   ---------

  FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
  --------------------------------------------------------------------------
   Argentina Global Bonds,
   (cost of $3,734)             11.000%  10/09/06(f)      3,750        3,930
                                                                   ---------

  TOTAL BONDS & NOTES (cost of $830,372)                             859,825
                                                                   ---------

  PREFERRED STOCKS - 4.3%                              SHARES
  --------------------------------------------------------------------------
  MANUFACTURING - 0.2%
   PRINTING & PUBLISHING
   K-III Communications, Corp.,
    Sr. Exchangeable $2.850                                  60        1,613
                                                                   ---------

  --------------------------------------------------------------------------
  RETAIL TRADE - 0.2%
   RESTAURANTS
   Supermarkets General Holdings,  $3.520                    60        1,605
                                                                   ---------

  --------------------------------------------------------------------------
  TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES - 3.9%
   CABLE
   Cablevision Systems Corp.:
    11.75% PIK, Series G                                     49        4,576
    11.125% Series M, PIK                                    90        8,084
   K-III Communications Corp.,
     10.000%                                                 15        1,463
   PanAmSat Corp.,
    Series 12.75%                                             2        2,461
   Time Warner Inc., 10.25%, Series M                        18       19,064
                                                                   ---------
                                                                      35,648
                                                                   ---------

  TOTAL PREFERRED STOCKS (cost of $39,516)                            38,866
                                                                   ---------

  COMMON STOCKS - 0.5%                                  SHARES       VALUE
  --------------------------------------------------------------------------
  MANUFACTURING - 0.2%
   CHEMICALS - 0.0%
   Crompton & Knowles Corp.                                  14          274
                                                                   ---------
   FOOD & KINDRED PRODUCTS - 0.2%
   Darling International, Inc. (g)                           18          518
   Dr. Pepper Bottling Company of Texas,
    Series A (g)                                             80        1,040
                                                                   ---------
                                                                       1,558
                                                                   ---------

  --------------------------------------------------------------------------
  MINING & ENERGY - 0.1%
   OIL & GAS EXTRACTION - 0.0%
   Mesa, Inc. (g)                                            74          387
                                                                   ---------
   OIL & GAS FIELD SERVICES - 0.1%
   Parker Drilling Co. (g)                                  100          963
                                                                   ---------
  --------------------------------------------------------------------------
  RETAIL TRADE -0.0%
   MISCELLANEOUS RETAIL - 0.0%
   Macleod-Stedman, Inc. (g)(h)                             425            4
   Pharmhouse Corp. (g)                                       1            6
                                                                   ---------
                                                                          10
                                                                   ---------
   RESTAURANTS - 0.0%
   Host Marriott Corp.                                        8          120
                                                                   ---------
  --------------------------------------------------------------------------
  SERVICES - 0.2%
   AMUSEMENT & RECREATION - 0.1%
   Alliance Gaming Corp. (g)                                200          875
                                                                   ---------
   ELECTRIC SERVICES - 0.1%
   Gulf Canada Resources Ltd. (g)                           150        1,106
   Great Bay Power Co. (g)                                              (i)
                                                                   ---------
                                                                       1,106
                                                                   ---------
   GAS SERVICES - 0.0%
   United Gas Holdings Corp. (g)(h)                          22          312
                                                                   ---------
   LOCAL & SUBURBAN TRANSIT - 0.0%
   Greyhound Lines, Inc., 12.50% Escrow
    Receipt (g)(h)                                            2        (i)
   Greyhound Lines, Inc., 13% Escrow
    Receipt (g)(h)                                            1        (i)
                                                                   ---------
                                                                       (i)
                                                                   ---------
   MOTOR FREIGHT & WAREHOUSING - 0.0%
   St. Johnsbury Trucking Co. (g)(h)                         79           79
   Sun Carriers, Inc. (g)(h)                                326            3
                                                                   ---------
                                                                          82
                                                                   ---------
  --------------------------------------------------------------------------
  TRANSPORTATION, COMMUNICATION, ELECTRIC,
  GAS & SANITARY SERVICES - 0.0%
   COMMUNICATIONS
   EchoStar Communications Corp. (g)                          9          198
                                                                   ---------
  TOTAL COMMON STOCKS (cost of $5,165)                                 5,885
                                                                   ---------
  WARRANTS (f) - 0.0%
  --------------------------------------------------------------------------
  MANUFACTURING - 0.0%
   RUBBER & PLASTIC
   BPC Holdings Corp.
     expires 04/15/04
                                                              4           70
                                                                   ---------
  --------------------------------------------------------------------------
  SERVICES - 0.0%
   HEALTH SERVICES - 0.0%
   Wright Medical Technology
     expires 06/15/03
                                                              1          187
                                                                   ---------
   HOTELS, CAMPS & LODGING - 0.0%
   Capital Gaming International,
   Inc.,
     expires 02/01/99

                                                              6         (i)
                                                                   ---------
  --------------------------------------------------------------------------
 TRANSPORTATION, COMMUNICATION, ELECTRIC,
 GAS & SANITARY SERVICES - 0.0%
   COMMUNICATIONS
 American Telecasting, Inc.
   expires 08/10/00 (c)                                       9           78
 Intermedia Communications, Inc.
   expires 06/01/00                                           1           35
 Wireless One Inc.
   expires 10/19/00                                          20           20
                                                                   ---------
                                                                         133
                                                                   ---------
 TOTAL WARRANTS (cost of $468)                                           390
                                                                   ---------
 TOTAL INVESTMENTS - 96.2% (cost of $875,521)(j)                     904,966
                                                                   ---------
 SHORT-TERM OBLIGATIONS - 2.5%                            PAR
----------------------------------------------------------------------------
    Repurchase agreement with Lehman Brothers,
    Inc., dated 12/31/96, due 01/02/97 at
    6.900%, collateralized by U.S. Treasury
    notes with various maturities to 2022,
    market value $23,617 (repurchase proceeds
    $23,306)                                          $  23,297       23,297

OTHER ASSETS & LIABILITIES, NET - 1.3%                                11,980
----------------------------------------------------------------------------
    NET ASSETS - 100.0%                                           $  940,243
                                                                   ---------
    NOTES TO INVESTMENT PORTFOLIO:
----------------------------------------------------------------------------
(a) Currently zero coupon. Shown parenthetically is the interest to be paid and the date the Fund will begin accruing this rate.
(b) Zero coupon bond.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, the value of these securities amounted to $124,201 or 13.2% of net assets.
(d) This issuer is in default of certain debt covenants.
(e) This security is Canadian. Par amount is stated in U.S. dollars.
(f) This security is Argentinean. Par amount is stated in U.S. dollars.
(g) Non-income producing.
(h) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(i) Rounds to less than one.
(j) Cost for federal income tax purposes is $876,116.

          Acronym                                   Name
          -------                             ---------------
            PIK                               Payment-In-Kind

See notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
                               DECEMBER 31, 1996

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $875,521)                            $  904,966
Short-term obligations                                              23,297
                                                                ----------
                                                                   928,263
Receivable for:
  Interest                                          $ 17,159
  Fund shares sold                                     4,233
  Dividends                                               66
Other                                                     28        21,486
                                                    --------    ----------
    Total Assets                                                   949,749

LIABILITIES
Payable for:
  Investments purchased                                7,814
  Fund shares repurchased                              1,581
Accrued:
  Deferred Trustees fees                                   7
Other                                                    104
                                                    --------
    Total Liabilities                                                9,506
                                                                ----------
NET ASSETS                                                         940,243
                                                                ----------
Net asset value & redemption price per share -
Class A ($523,065/75,556)                                            $6.92
                                                                ----------
Maximum offering price per share - Class A
($6.92/0.9525)                                                       $7.27 (a)
                                                                ----------
Net asset value & offering price per share -
Class B ($411,124/59,386)                                            $6.92 (b)
                                                                ----------
Net asset value & redemption price per share -
Class D ($6,054/875)                                                 $6.92 (b)
                                                                ----------
Maximum offering price per share - Class D
($6.92/0.9900)                                                       $6.99
                                                                ----------
COMPOSITION OF NET ASSETS
Capital paid in                                                    968,819
Undistributed net investment income                                  1,450
Accumulated net realized loss                                      (59,471)
Net unrealized appreciation                                         29,445
                                                                ----------
                                                                $  940,243
                                                                ==========

(a) On sales of $50,000 or more the offering price is reduced.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


(in thousands)
INVESTMENT INCOME
Interest                                                         $    82,916
Dividends                                                              3,746
                                                                 -----------
     Total investment income                                          86,662

EXPENSES
Management fee                                    $     5,087
Service fee                                             2,120
Distribution fee - Class B                              2,735
Distribution fee - Class D                                 18
Transfer agent                                          2,425
Bookkeeping fee                                           306
Trustees fee                                               53
Custodian fee                                              43
Audit fee                                                  50
Legal fee                                                  11
Registration fee                                          118
Reports to shareholders                                    31
Other                                                      13
                                                  -----------
                                                       13,010
Custodian credits earned                                  (43)        12,967
                                                  -----------    -----------
       Net Investment Income                                          73,695
                                                                 -----------


NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                      22,242
Net unrealized appreciation during
 the period                                             2,536
                                                  -----------
       Net Gain                                                       24,778
                                                                 -----------
Net Increase in Net Assets from Operations                       $    98,473
                                                                 ===========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED
                        (in thousands)                   DECEMBER 31
                                               -----------------------------
INCREASE (DECREASE) IN NET ASSETS                   1996              1995
Operations:
Net investment income                            $    73,695       $  65,171
Net realized gain (loss)                              22,242          (6,731)
Net unrealized appreciation                            2,536          57,931
                                                 -----------       ---------
    Net Increase from Operations                      98,473         116,371
Distributions:
From net investment income - Class A                 (43,790)        (40,139)
From net investment income - Class B                 (30,452)        (25,372)
From net investment income - Class D                    (199)          --
In excess of net investment income - Class A             --             (922)
In excess of net investment income - Class B             --             (583)
                                                 -----------       ---------
                                                      24,032          49,355
                                                 -----------       ---------
Fund Share Transactions (a):
Receipts for shares sold - Class A                   180,185         125,401
Value of distributions reinvested - Class A           19,557          18,081
Cost of shares repurchased - Class A                (156,993)        (95,780)
                                                 -----------       ---------
                                                      42,749          47,702
                                                 -----------       ---------
Receipts for shares sold - Class B                   170,461         112,679
Value of distributions reinvested - Class B           14,258          13,181
Cost of shares repurchased - Class B                (135,147)        (48,173)
                                                 -----------       ---------
                                                      49,572          77,687
                                                 -----------       ---------
Receipts for shares sold - Class D                     7,808           --
Value of distributions reinvested - Class D              146           --
Cost of shares repurchased - Class D                  (2,037)          --
                                                 -----------       ---------
                                                       5,917           --
                                                 -----------       ---------
    Net Increase from Fund Share Transactions         98,238         125,389
                                                 -----------       ---------
        Total Increase                               122,270         174,744
NET ASSETS
Beginning of period                                  817,973         643,229
                                                 -----------       ---------
End of period (including undistributed net
  investment income of $1,450 and $99,
  respectively)                                  $   940,243       $ 817,973
                                                 ===========       =========

(a) Class D shares were initially offered on January 15, 1996.

Continued on next page.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                         YEAR ENDED
                                                         DECEMBER 31
                                               -----------------------------
                                                    1996              1995
NUMBER OF FUND SHARES (a)
Sold - Class A                                      26,664           19,185
Issued for distributions reinvested - Class A        2,883            2,749
Repurchased - Class A                              (23,201)         (14,576)
                                                   -------          -------
                                                     6,346            7,358
                                                   -------          -------
Sold - Class B                                      25,190           17,179
Issued for distributions reinvested - Class B        2,102            2,003
Repurchased - Class B                              (19,949)          (7,357)
                                                   -------          -------
                                                     7,343           11,825
                                                   -------          -------
Sold - Class D                                       1,153            --
Issued for distributions reinvested - Class D           21            --
Repurchased - Class D                                 (299)           --
                                                   -------          -------
                                                       875            --
                                                   -------          -------

(a) Class D shares were initially offered on January 15, 1996.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996

NOTE 1. ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: Colonial High Yield Securities Fund (the Fund), a series of Colonial Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund's investment objective is to seek high current income and total return by investing primarily in lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class D. Class A shares are sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class D shares are subject to a reduced front-end sales charge, a contingent deferred sales charge on redemptions made within one year after purchase, and a continuing distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rate.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class D distribution fee), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class D per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class D shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gain (loss) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. For the year ended December 31, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $139,836 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $1,044,584 and $18,117 on Class B and Class D share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class D shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $42,952 of custodian fees have been reduced by balance credits applied during the year ended December 31, 1996. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the year ended December 31, 1996, purchases and sales of investments, other than short-term obligations, were $1,243,305,579 and $1,173,577,221, respectively, of which $16,675,000 and $65,771,484, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 1996, based on cost of investments for federal income tax purposes was:

     Gross unrealized appreciation      $37,848,537
     Gross unrealized depreciation       (8,998,539)
                                        -----------
       Net unrealized appreciation      $28,849,998
                                        ===========

CAPITAL LOSS CARRYFORWARDS: At December 31, 1996, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

    Year of                         Capital loss
  expiration                        carryforward
 ------------                       ------------
     1999                            $28,008,000
     2000                              4,852,000
     2002                              9,495,000
     2003                             16,521,000
                                     -----------
                                     $58,876,000
                                     ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 1996.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:



                                           Year ended December 31
                                     ------------------------------------
                                                   1996
                                        Class A   Class B    Class D (a)
                                        -------   -------    -------
   Net asset value -
      Beginning of period               $ 6.750   $ 6.750   $  6.780
                                        -------   -------   --------
   INCOME FROM
     INVESTMENT OPERATIONS:
   Net investment income                  0.625     0.574      0.554
   Net realized and unrealized
     gain (loss)                          0.160     0.160      0.130
                                        -------   -------   --------
      Total from Investment
         Operations                       0.785     0.734      0.684
                                        -------   -------   --------
   LESS DISTRIBUTIONS
     DECLARED TO SHAREHOLDERS:
   From net investment income            (0.615)   (0.564)    (0.544)
                                        -------   -------   --------
   Net asset value - End of period      $ 6.920   $ 6.920   $  6.920
                                        -------   -------   --------
   Total return (b)                      12.21%    11.38%     10.56%(c)
                                        -------   -------   --------

   RATIOS TO AVERAGE NET ASSETS
   Expenses                               1.20%(d)  1.95%(d)    1.95%(d)(e)
   Net investment income                  9.02%(d)  8.27%(d)    8.27%(d)(e)
   Portfolio turnover                      145%      145%        145%
   Net assets at end of period (000)  $ 523,065 $ 411,124    $  6,054


(a) Class D shares were initially offered on January 15, 1996. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) Annualized.

                         FINANCIAL HIGHLIGHTS - CONT.


                                                         Year ended December 31
                                     ------------------------------------------------------------------------------------
                                           1995                 1994                     1993                 1992
                                     Class A     Class B   Class A     Class B     Class A    Class B   Class A   Class B (a)
                                     -------     -------   -------     -------     -------   -------   -------   -------
Net asset value -
   Beginning of period               $ 6.300     $ 6.300   $ 6.950     $ 6.950     $ 6.400   $ 6.400   $ 5.860   $ 6.360
                                     -------     -------   -------     -------     -------   -------   -------   -------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                  0.615       0.566     0.599       0.549       0.634     0.585     0.669     0.332

Net realized and unrealized
  gain (loss)                          0.452       0.452    (0.622)     (0.622)      0.576     0.576     0.531     0.057

                                     -------     -------   -------     -------     -------   -------   -------   -------
   Total from Investment Operations    1.067       1.018    (0.023)     (0.073)      1.210     1.161     1.200     0.389
                                     -------     -------   -------     -------     -------   -------   -------   -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income            (0.603)     (0.555)   (0.627)     (0.577)     (0.660)   (0.611)   (0.660)   (0.349)
In excess of net investment income    (0.014)     (0.013)     ---         ---         --        --        --        --
                                     -------     -------   -------     -------     -------   -------   -------   -------
   Total from Distributions
      Declared to Shareholders        (0.617)     (0.568)   (0.627)     (0.577)     (0.660)   (0.611)   (0.660)   (0.349)
                                     -------     -------   -------     -------     -------   -------   -------   -------
Net asset value - End of period      $ 6.750     $ 6.750   $ 6.300     $ 6.300     $ 6.950   $ 6.950   $ 6.400   $ 6.400
                                     -------     -------   -------     -------     -------   -------   -------   -------
Total return (b)                      17.65%      16.78%   (0.34)%     (1.09)%      19.69%    18.83%    21.15%     5.53%(c)
                                     -------     -------   -------     -------     -------   -------   -------   -------

RATIOS TO AVERAGE NET ASSETS
Expenses                               1.21%(d)    1.96%(d)  1.23%      1.98%        1.23%(e)  1.98%(e)  1.26%     2.01%(e)
Net investment income                  9.14%(d)    8.39%(d)  9.03%      8.28%        9.55%(e)  8.80%(e) 10.64%     9.89%(e)
Portfolio turnover                       95%         95%      123%       123%         122%      122%       66%       66%
Net assets at end of period (000)     $ 466,905   $ 351,068 $ 389,791  $ 253,438  $440,942  $222,536  $346,225 $  94,653






(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST I AND THE SHAREHOLDERS OF
   COLONIAL HIGH YIELD SECURITIES FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial High Yield Securities Fund (the "Fund") (a series of Colonial Trust I) at December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 1996 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
Boston, Massachusetts
February 10, 1997

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ........... press [1]

For account information ............................................. press [2]

To speak to a Colonial representative ............................... press [3]

For yield and total return information .............................. press [4]

For duplicate statements or new supply of checks .................... press [5]

To order duplicate tax forms and year-end statements ................ press [6]
(February through May)

To review your options at any time during your call ................. press [*]

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.


LITERATURE - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA  02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

The Transfer Agent for Colonial High Yield Securities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

Colonial High Yield Securities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial High Yield Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective and operating policies of the Fund.

[LOGO]
      COLONIAL
      Mutual Funds

      Mutual Funds for
      Planned Portfolios

                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation

            COLONIAL INVESTMENT SERVICES, INC., Distributor (C) 1997
                      A Liberty Financial Company (NYSE: L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            HY-02/235D-1296 M (2/97)